American Balanced Fund, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $500,575
------------------ --------------------------------
------------------ --------------------------------
Class B            $53,726
------------------ --------------------------------
------------------ --------------------------------
Class C            $49,896
------------------ --------------------------------
------------------ --------------------------------
Class F            $17,514
------------------ --------------------------------
------------------ --------------------------------
Total              $621,711
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $10,490
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $2,006
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,940
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $585
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $211
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $348
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $6,144
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $21,750
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $10,876
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $3,701
------------------ --------------------------------
------------------ --------------------------------
Total              $59,051
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2306
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2197
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3534
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3518
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1995
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2009
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2910
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3364
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2182
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2248
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3014
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3544
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4069
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,619,952
------------------ ----------------------------------
------------------ ----------------------------------
Class B            270,114
------------------ ----------------------------------
------------------ ----------------------------------
Class C            277,320
------------------ ----------------------------------
------------------ ----------------------------------
Class F            61,667
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,229,053
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        37,771
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        12,180
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        18,186
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        2,486
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        755
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          2,298
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          36,097
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          101,850
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          46,117
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          13,643
------------------ ----------------------------------
------------------ ----------------------------------
Total              271,383
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.00
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.95
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.94
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.99
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.99
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.99
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.98
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.98
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.94
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.94
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.95
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.99
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $18.01
----------------------- -------------------------